UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

Turning Point Brands, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-37763

Delaware	20-0709285
(State of Incorporation)	(IRS Employer Identification No.)

5201 Interchange Way, Louisville, KY 40229
(Address of principal executive offices) (zip code)

(502) 778-4421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock $0.01 par value per share	TPB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2026, Turning Point Brands, Inc. (the “Company”) issued a press release announcing that Graham Purdy has resigned as President and Chief Executive Officer and as a member of the board of directors of the Company (the “Board”) for personal reasons. Mr. Purdy’s resignation will be effective September 30, 2026. His resignation was not related to any disagreement between Mr. Purdy and the Company or the Board.

The Board has appointed David E. Glazek as Chief Executive Officer effective October 1, 2026. Mr. Glazek has served as Executive Chairman of the Company since 2023, and he has served as a director of the Company since 2012.

Mr. Glazek, age 48, also serves as the Chairman of National CineMedia, Inc. (NASDAQ: NCMI) and an Adjunct Professor at Columbia Business School. He previously worked at Lazard Frères & Co. and Standard General LP. He has also worked at the Blackstone Group. Throughout his career, Mr. Glazek has served on numerous public and private company boards of directors and has been deeply involved in the operations of companies in the CPG, Media, Gaming, Retail, and Finance sectors. Mr. Glazek has a BA in Economics and Political Science from The University of Michigan and a JD from Columbia Law School. There is no arrangement or understanding between Mr. Glazek and any other person pursuant to which Mr. Glazek was selected as an officer, and Mr. Glazek does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no family relationship between Mr. Glazek and any director or executive officer of the Company.

Item 7.01                                           Regulation FD Disclosure.

A copy of the press release announcing the foregoing events is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Turning Point Brands, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURNING POINT BRANDS, INC.

Date: September 21, 2026	By:	/s/ Brittani N. Cushman
Brittani N. Cushman Senior Vice President, General Counsel and Secretary